UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 21, 2005

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 21, 2005, Unitil Corporation, the registrant, announced that its subsidiary, Fitchburg Gas and Electric Light Company (“FG&E”), issued and sold $15,000,000 of 5.90% unsecured Notes, due December 15, 2030, to institutional investors in the form of a private placement. The proceeds from the sale of the Notes will be used to repay short-term indebtedness of FG&E.

Item 9.01 Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit 99.1, press release dated December 21, 2005 regarding the sale of unsecured Notes by Fitchburg Gas and Electric Light Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By: /s/ Mark H. Collin

        Mark H. Collin

        Senior Vice President, Chief Financial Officer and Treasurer

Date: December 22, 2005